SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 10, 1998



                               IMN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                   2-72849               11-2558192
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


           520 Broad Hollow Road,  Melville, New York             11746
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            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (516) 844-9805


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         (b)(i) On September 10, 1998, the Registrant and CFI Mortgage, Inc. ("CFI") executed and delivered a stock purchase agreement (the "Agreement") pursuant to which the Registrant agreed to acquire from CFI, 100% of the issued and outstanding shares of capital stock of Bankers Direct Mortgage Company ("BDMC").

         (ii) The amount and source of consideration used by the Registrant was, commencing 45 days at the end of each quarter, quarterly payments to CFI by the Registrant for the two years following the Closing of one eighth of one point on all closed loans, provided BDMC's branch operations existing at the date of Closing are profitable in that quarter, after deduction of all liabilities of any kind of BDMC, including but not limited to undisclosed liabilities, trade accounts payable, employee claims of whatever nature, litigation losses, or losses due to loan buy-backs on ware house lines or from investors.

         (iii) The principle followed in determining the amount of such consideration was upon negotiation between the parties.

         (b) The assets acquired by the Registrant were 100% of the issued and outstanding capital stock of BDMC. The business of BDMC is mortgage banking. The Registrant expects that BDMC will remain a subsidiary of the registrant and that BDMC's business will continue in a manner in which it was conducted prior to the acquisition.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of the businesses acquired

         As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 25, 1998.


         (b) Pro forma financial information

         As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 25, 1998.


     (C) Exhibits

         Stock Purchase agreement between the Registrant and Potomac dated September 10, 1998.






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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                IMN FINANCIAL CORP.
                                (Registrant)

                                By: /s/Edward Capuano
                                    -----------------
                                    Edward Capuano,
                                    President and Principal
                                    Executive Officer and
                                    Principal Financial Officer

Dated: September 16, 1998